UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 22, 2026
Oklo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40583	86-2292473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3190 Coronado Dr. Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)
(650) 550-0127
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	OKLO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

On July 22, 2026, the Board of Directors (the “Board”) of Oklo Inc. (the “Company”) appointed the following individuals as executive officers of the Company, effective as of July 27, 2026:

•Alexandra Renner - Chief Product Officer
•John Hanson - Chief of Staff
•Vivek Narayanadas - General Counsel and Corporate Secretary
•Erik Lassen - Senior Vice President of Engineering
•Michael Dixon - Vice President of Accounting and Controller, Principal Accounting Officer

Alexandra Renner, 35, has served as Chief Product Officer of the Company since May 2024. She previously served in several leadership roles at the Company, including Senior Director of Product from May 2021 to June 2024, Director of Licensing from December 2018 to August 2022, and Engineer from June 2016 to December 2018. Prior to joining the Company, she served in various positions at the U.S. Nuclear Regulatory Commission from 2013 to 2016, including Reactor Engineer, Project Manager, and Reactor Inspector. During her tenure with the U.S. Nuclear Regulatory Commission, she worked on nuclear reactor regulatory and operational matters and participated in activities supporting the startup of Watts Bar Unit 2. She holds a Bachelor of Science degree in Nuclear Engineering from the University of Tennessee, Knoxville.

John Hanson, 39, has served as Chief of Staff of the Company since May 2024. He has held several leadership and technical roles at the Company since joining in 2015, including Senior Director of Special Projects from February 2022 to September 2024, Director of Policies and Procedures from January 2019 to February 2022, and Reactor Engineer. Prior to joining the Company, he was a U.S. Department of Energy Office of Science Graduate Research Fellow at the Massachusetts Institute of Technology, where he conducted research in nuclear materials and corrosion science. He holds a Ph.D. in Nuclear Science and Engineering from the Massachusetts Institute of Technology and Bachelor of Science degrees in Mechanical Engineering and Economics from The Ohio State University.

Vivek Narayanadas, 42, has served as General Counsel and Corporate Secretary of the Company since October 2025. He served as Head of Legal at the Company from February 2025 to October 2025. Before joining the Company, he served in executive roles at a range of high-growth companies, including as Deputy General Counsel at Maven Clinic Co., a healthcare technology company, from May 2023 to January 2025 and General Counsel and Corporate Secretary at MetaMap, Inc., a software-as-a-service company, from December 2021 to May 2023. Before that, he held senior legal leadership positions at Shopify Inc., an e-commerce company, and The Rubicon Project, Inc., an advertising technology company. Before moving in-house, Mr. Narayanadas started his career as a litigator, where he focused on intellectual property, securities, and class action litigation at two large law firms. He received a J.D. from Columbia Law School and a Bachelor of Arts in History and Economics from the University of California, Berkeley.

Erik Lassen, 48, has served as Senior Vice President of Engineering of the Company since April 2026 and previously served as Senior Director, Manufacturing Center of Excellence from January 2026 to April 2026. Prior to joining the Company, he held various engineering and manufacturing leadership roles at Joby Aviation, Inc. from 2019 to 2026, most recently serving as Aircraft Final Assembly and Integration Lead. He also founded and served as Chief Technology Officer of Monolith Aeroworks LLC from 2011 to 2019. Earlier in his career, he held engineering positions with Virgin Galactic, LLC and Scaled Composites, LLC, where he contributed to the development, testing, and manufacturing of advanced aerospace and spaceflight systems. He holds a Bachelor of Science degree in Manufacturing Engineering from Brigham Young University.

Michael Dixon, 42, has served as Vice President of Accounting and Controller of the Company since May 2026. Mr. Dixon will serve as the Company's Principal Accounting Officer. Prior to joining the Company, Mr. Dixon was employed by National Grid USA Service Company ("National Grid") from April 2020 to May 2026. Mr. Dixon most recently served in the capacity of Vice President, US/New York Controller and FP&A from April 2024 to April 2026. In this role, Mr. Dixon was responsible for certifying the financial statements and Sarbanes-Oxley Act ("SOX") certifications of National Grid North America ("NGNA") and National Grid USA ("NGUSA"), as well as NGUSA's regulated utility subsidiaries in New York. Mr. Dixon was also responsible for the development of financial budgets and long-term business plans for the New York business unit. From November 2022 to March 2024, Mr. Dixon served in the capacity of Vice President, US Controller. From April 2020 to October 2022, Mr. Dixon served in the capacity of Director, US Assistant Controller. Prior to joining National Grid, Mr. Dixon was employed by PricewaterhouseCoopers LLP (PwC) from 2006 to 2020. Mr. Dixon is a Chartered Accountant and member of the Institute of Chartered Accountants in England and Wales. He holds a Bachelor of Science degree in Mathematics from the University of Edinburgh.

There is no arrangement or understanding between any of Alexandra Renner, John Hanson, Vivek Narayanadas, Erik Lassen, or Michael Dixon and any other person pursuant to which they were appointed to their respective positions with the Company. None of Alexandra Renner, John Hanson, Vivek Narayanadas, Erik Lassen, or Michael Dixon has any family relationship with any director or other executive officer of the Company, or with any person nominated or chosen by the Company to become a director or executive officer, and none of them are a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

In connection with the appointments described above, the Company did not enter into any new compensatory plan, contract or arrangement with any of the appointees, did not grant any equity awards to any of the appointees, and did not materially amend any existing compensatory plan, contract or arrangement applicable to them. Each appointee will continue to be employed pursuant to his or her existing employment arrangement with the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oklo Inc.

Date: July 28, 2026	By:	/s/ R. Craig Bealmear
	Name:	R. Craig Bealmear
	Title:	Chief Financial Officer